                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Coda Music Technology, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    (5) Total fee paid:

        -----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
    (3) Filing Party:

        -----------------------------------------------------------------------
    (4) Date Filed:

        -----------------------------------------------------------------------

                        CODA MUSIC TECHNOLOGY, INC.

                               ------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------

     The Annual Meeting of Shareholders of Coda Music Technology, Inc. will be held on April 29, 1998, at 3:30 p.m. (Minneapolis time), at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

     1.   To set the number of directors at seven (7).

     2.   To elect directors for the ensuing year.

     3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on March 12, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              John W. Paulson
                              CHIEF EXECUTIVE OFFICER

Eden Prairie, Minnesota
March 23, 1998

                        CODA MUSIC TECHNOLOGY, INC.

                      ANNUAL MEETING OF SHAREHOLDERS
                              APRIL 29, 1998

                               ------------

                              PROXY STATEMENT

                               ------------

                               INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Coda Music Technology, Inc. ("the Company") for use at the Annual Meeting of
Shareholders to be held on April 29, 1998, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 6210 Bury Drive, Eden Prairie, Minnesota 55346-1718. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about March 23, 1998.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 12, 1998, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 12, 1998, 6,199,732 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                          PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 12, 1998. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


NAME AND ADDRESS OF             NUMBER OF SHARES         PERCENT OF
 BENEFICIAL OWNER              BENEFICIALLY OWNED         CLASS (1)
 ----------------               ----------------          ---------
Benson K. Whitney                 1,250,681(2)             19.0%
821 Marquette Avenue
Minneapolis, MN 55402

J.M. Hixon Partners, LLC          1,153,847(3)             17.5%
821 Marquette Avenue
Minneapolis, MN 55402

Gordon F. Stofer                    696,352(4)             11.1%
7601 France Avenue S.
Minneapolis, MN  55435

Cherry Tree Ventures IV             682,221(5)             10.9%
7601 France Avenue S.
Minneapolis, MN  55435

John W. Paulson                     476,994(6)              7.5%
6210 Bury Drive
Eden Prairie, MN  55346

-------------
(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 12, 1998, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes (i) 1,000 shares issuable pursuant to a currently exercisable warrant, (ii) 769,231 shares held by J.M. Hixon Partners, LLC ("Hixon Partners"), (iii) 384,616 shares issuable pursuant to currently exercisable warrants held by Hixon Partners, (iv) 65,834 shares held by Gideon Hixon Ventures ("Hixon Ventures") and (v) 12,500 shares issuable pursuant to currently exercisable warrants held by Hixon Ventures. Mr. Whitney, as the managing member of the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(3) Includes 384,616 shares issuable pursuant to currently exercisable warrants.

(4) Includes (i) 603,759 shares held by Cherry Tree Ventures IV, of which Mr. Stofer is a general partner, and (ii) 78,462 shares issuable pursuant to currently exercisable warrants held by Cherry Tree Ventures IV. Mr. Stofer disclaims beneficial ownership in the securities held by Cherry Tree Ventures IV.

(5) Includes 78,462 shares issuable pursuant to currently exercisable warrants.

(6) Includes 126,494 shares which may be purchased upon exercise of options which are exercisable as of March 12, 1998 or within 60 days of such date.


                           MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of March 12, 1998, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


   NAME OF BENEFICIAL            NUMBER OF SHARES       PERCENT OF
OWNER OR IDENTITY OF GROUP      BENEFICIALLY OWNED       CLASS (1)
--------------------------      ------------------       ---------
   Benson K. Whitney            1,250,681(2)                19.0%
   Gordon F. Stofer               696,352(3)                11.1%
   John W. Paulson                476,994(4)                 7.5%
   David A. Henderson             237,300(5)                 3.8%
   Ronald B. Raup                  65,500(6)                 1.0%
   Larry A. Pape                   11,600(7)                   *
   Karl T. Bruhn                   14,500(8)                   *
   Mark E. Dunn                    47,791(8)                   *
   Joan K. Berg                    32,583(9)                   *
   All officers and directors
     as a group (10 persons)    2,849,834(10)               40.6%

---------------

*    Less than 1%

(1)  See footnote (1) to preceding table.

(2)  See footnote (2) to preceding table.

(3)  See footnote (4) to preceding table.

(4)  See footnote (6) to preceding table.

(5) Includes (i) 122,026 shares held by Founding Partners II Limited Partnership and (ii) 25,000 shares issuable pursuant to currently exercisable warrants held by Founding Partners II Limited Partnership. Mr. Henderson is a managing partner of Founding Partners II Limited Partnership, and thus shares voting and dispositive power over the shares held by such entity.

(6) Includes 65,000 shares which may be purchased upon exercise of options which are exercisable as of March 12, 1998 or within 60 days of such date.

(7) Includes 300 shares held by Mr. Pape's wife and 11,000 shares which may be purchased upon exercise of options which are exercisable as of March 12, 1998 or within 60 days of such date.

(8) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of March 12, 1998 or within 60 days of such date.

(9) Includes 24,583 shares which may be purchased upon exercise of options and warrants which are exercisable as of March 12, 1998 or within 60 days of such date.

(10) Includes 812,279 shares which may be purchased upon exercise of options and warrants which are exercisable as of March 12, 1998 or within 60 days of such date.


                           ELECTION OF DIRECTORS
                           (PROPOSALS #1 AND #2)

GENERAL INFORMATION

     The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at seven and that seven directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all of the director nominees and the positions held by each with the Company are as follows:


        Name                   Age             Position
        ----                   ---             --------
John W. Paulson                50       Chief Executive Officer and
                                        Chairman of the Board of Directors

Ronald B. Raup                 47       President, Chief Operating Officer
                                        and Director

David A. Henderson (1)(2)      45       Director

Gordon F. Stofer (1)(2)        51       Director

Larry A. Pape                  51       Director

Karl T. Bruhn                  68       Director

Benson K. Whitney(1)(2)        41       Director

-----------------------------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

     JOHN W. PAULSON has been Chief Executive Officer and Chairman of the Board of Directors of the Company since December 1990. From 1982 to 1990, Mr. Paulson was Chairman of Springboard Software, Inc., a publicly-held company he founded to develop and market educational and consumer software products. Springboard was subsequently purchased by Spinnaker Software Corp. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years during which time he taught band, keyboard and electronic music classes. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer, and has performed as a professional musician for over ten years. Mr. Paulson also serves on the Board of Directors of the National Association of Music Merchants ("NAMM").

     RONALD B. RAUP has been President, Chief Operating Officer and a director of the Company since January 1, 1996, and served as Executive Vice President from August 1995 through December 1995. From 1977 through July 1995 Mr. Raup was employed by Yamaha Corporation of America, serving as Senior Vice President of Sales and Marketing from 1989 until his departure. Mr. Raup also served on Yamaha's Board of Directors from 1990 until 1995.

     DAVID A. HENDERSON has been a director of the Company since December 1990 and served as Secretary and Treasurer from December 1990 to May 1996. Since April 1997, Mr. Henderson has been Managing Director of Cherry Tree & Company, LLC, a registered broker-dealer and investment banking firm, and since September 1992, has been a managing partner of Founding Partners II Limited Partnership, a private venture capital partnership specializing in early stage investment opportunities. From January 1991 until December 1992, Mr. Henderson was employed as the Executive Vice President of Cherry Tree Investments, Inc. From 1986 to 1989, Mr. Henderson was the President and Chief Executive Officer of Corporate BancServices, Inc., a St. Paul-based bank holding company. From 1982 to 1986, he held senior management positions, including Chief Financial Officer and President, with Republic Telcom Corporation, a telephone services company. Mr. Henderson is currently a director of Destron Fearing Corporation, a publicly-held company.

     GORDON F. STOFER has been a director of the Company since January 1993. Mr. Stofer has been an active investor in the private equity investment industry for 19 years. He is President and co-founder of Cherry Tree Investments, Inc. and a Managing General Partner in the Cherry Tree Ventures partnerships. Prior to founding Cherry Tree Investments, he was a Vice President at Norwest Venture Capital Corporation. He is currently a director of the following public companies: Ringer Corporation and Insignia Systems, Inc.

     LARRY A. PAPE has been a director of the Company since September 1993. Mr. Pape is currently employed by Aprisa Multimedia, Inc., a multimedia courseware development company, where he has been Chairman and Chief Executive Officer since May 1993. From May 1992 until April 1993, he was General Manager of the multimedia division of Radius, Inc., an Apple Macintosh color publishing and multimedia peripherals company. He has also held various management positions at Fluent, Inc. from September 1990 to April 1992, Wicat Systems, Inc. from May 1990 to August 1990, Fourth Shift Corporation from July 1983 to April 1990, Apple Computer, Inc. and Control Data Corporation.

     KARL T. BRUHN has been a director of the Company since December 1994. Mr. Bruhn has been the Presidential Advisor to the American Music Therapy Association since June 1993 and retired from over four years of service as the Director of Marketing Development for NAMM. Prior to that, he was employed by Yamaha Corporation of America, most recently as its Senior Vice President of Marketing and Sales. He is also a director of Remo, Inc., a manufacturer of percussion products.

     BENSON K. WHITNEY has been a director of the Company since May 1997.
Mr. Whitney is the managing general partner of the Gideon Hixon Fund, a private venture capital partnership. He also serves as Vice President and Chief Executive Officer of Whitney Management Co., a family management company. In these positions he has been involved in numerous early stage investments and serves on several boards of directors. He formerly practiced law with Popham, Haik, Schnobrich & Kaufman, specializing in regulated industries such as medical services companies and cable television.

OTHER INFORMATION

     Pursuant to an Investor Rights Agreement among the Company, J.M. Hixon Partners, LLC ("Hixon"), and certain shareholders of the Company entered into at the time of Hixon's investment in the Company, Hixon has the right, so long as it owns or controls 4% or more of the Company's Common Stock, to designate an individual to serve on the Company's Board of Directors, and the shareholders who are parties to the Agreement have agreed to vote shares of Common Stock owned or controlled by them for such director designee. Mr. Whitney is currently serving as the director designee under that Agreement. There are no other arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee met twice during fiscal 1997. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee met once during fiscal 1997. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     The directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1997, the Board of Directors held five formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

     Directors are not currently paid fees for attending Board or Committee meetings. Founding Partners Development Corporation, an affiliate of Mr. Henderson, receives a management fee of $2,000 per month. These fees are for Mr. Henderson's participation in various management consultations and advice to management on operating matters on an as-needed basis. In addition, under the Company's 1992 Stock Option Plan each nonemployee director (excluding persons who were nonemployee directors on the date such provision was adopted by the Board) receives a nonqualified option to purchase 5,000 shares of the Company's Common Stock upon his or her initial election as a director and a nonqualified option to purchase 1,500 shares of Common Stock upon each re-election thereafter. As of April 23, 1997, the date of the 1997 annual meeting, Messrs. Karl T. Bruhn and Larry A. Pape each received an option for the purchase of 1,500 shares at an exercise price of $1.70 per share.

                          CERTAIN TRANSACTIONS

     On May 29, 1997, the Company sold in a private placement an aggregate of 1,872,697 shares of Common Stock at a price of $1.30 per share and issued warrants to purchase 936,357 shares of the Company's Common Stock. The warrants are exercisable at $2.00 per share at any time on or prior to November 28, 2000 at a price of $2.00 per share, subject to adjustment upon the happening of certain specified events. Pursuant to certain registration rights granted to investors in the offering, the Company has prepared and filed a registration statement on Form S-3 covering resale of the shares acquired in the private placement and shares which may be acquired upon exercise of the private placement warrants. J.M. Hixon Partners, LLC, David
A. Henderson, Founding Partners II (an affiliate of Mr. Henderson), Cherry Tree Ventures IV (an affiliate of Gordon F. Stofer) and Joan K. Berg participated in the private placement by investing $1,000,000, $13,000, $26,000, $100,000 and $6,500, respectively.

     Under the terms of a separate Investor Rights Agreement entered into with J.M. Hixon Partners, LLC in connection with its participation in the private placement, the Company has granted to J.M. Hixon Partners, LLC a right to purchase its pro rata share of any new issuances of securities by the Company, excluding shares issued upon exercise of currently outstanding warrants, pursuant to employee stock plans, pursuant to a registered public offering or in connection with an acquisition. The Investor Rights Agreement also gives J.M. Hixon Partners the right to designate an individual to serve on the Company's Board of Directors (see "Election of Directors--Other Information.")

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Chief Executive Officer and each other executive officer of the Company (the "Named Executive Officers") who received total salary and bonus compensation in excess of $100,000 for 1997.

                          SUMMARY COMPENSATION TABLE

                                                                               Long-term
                                               Annual Compensation           Compensation
                                             -----------------------     -------------------
                                                                             Securities
           Name and Principal                        Salary      Bonus    Underlying Options
               Position                     Year      ($)         ($)       (# of shares)
      --------------------------            ----    --------    -------     --------------
John W. Paulson,                            1997    $134,946    $     0             -0-(1)
  Chief Executive Officer and Chairman      1996    $134,946    $13,627          75,000
                                            1995    $130,157    $11,700             -0-

Ronald B. Raup,                             1997    $154,677    $     0          50,000(2)
  President and Chief Operating             1996    $154,677    $15,000          50,000
  Officer                                   1995    $ 55,628    $ 5,000          50,000

Joan K. Berg,                               1997    $100,000    $     0          15,000(3)
  Chief Financial Officer                   1996    $100,000    $ 7,500           7,500
                                            1995    $ 92,868    $14,250          27,500

Mark E. Dunn,                               1997    $105,177    $     0          15,000(4)
  Senior Vice President                     1996    $105,177    $ 6,390          22,500
                                            1995    $ 96,865    $10,000             -0-

-----------------

(1) Does not include options for 137,500 shares which were granted in 1994 and 1996 and which were repriced in fiscal 1997.
(2) Does not include options for 100,000 shares which were granted in 1995 and 1996 and which were repriced in fiscal 1997.
(3) Does not include options for 35,000 shares which were granted in 1995 and 1996 and which were repriced in fiscal 1997.
(4) Does not include options for 60,000 shares which were granted in 1993, 1994 and 1996 and which were repriced in fiscal 1997.

EMPLOYMENT AGREEMENT

     The Company has an Employment Agreement with Mr. Raup which provides for a base salary (currently $157,500) subject to annual review, and a potential bonus. The Employment Agreement provides that Mr. Raup may terminate his employment at any time and that the Company may terminate such employment on 30 days written notice; provided, however, if the Company terminates Mr. Raup's employment for any reason other than for cause, the Company will pay him an amount equal to one year's base salary.

OPTION/SAR GRANTS DURING 1997 FISCAL YEAR

     The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1997. The Company has not granted stock appreciation rights.

                               NUMBER OF
                              SECURITIES       % OF TOTAL
                              UNDERLYING      OPTIONS/SARS
                             OPTIONS/SARS      GRANTED TO      EXERCISE
                               GRANTED        EMPLOYEES IN     BASE RATE    EXPIRATION
     NAME                      (#)(1)         FISCAL YEAR       ($/SH)         DATE
   --------                  ------------     ------------     ---------    ----------
John W. Paulson                        0            0%             N/A           N/A
Ronald B. Raup                50,000 (2)         28.8%          $1.375       7/16/04
Joan K. Berg                  15,000 (3)          8.6%          $1.00       12/03/04
Mark E. Dunn                  15,000 (3)          8.6%          $1.00       12/03/04

--------------------
(1)  See footnotes (1) through (4) to Summary Compensation Table.
(2) Such option is exercisable as to 5,000 shares on July 16, 1997 and thereafter as to 833.33 shares per month commencing August 1, 1997.
(3) Such option is exercisable as to 250 shares per month commencing December 31, 1997.


AGGREGATED OPTION/SAR EXERCISES DURING 1997 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

     No options were exercised by the Named Executive Officers during fiscal 1997. The following table provides information related to the number and value of options held at fiscal year ended by the Named Executive Officers:

                                NUMBER OF UNEXERCISED
                                SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-
                                 OPTIONS AT 12/31/97       MONEY OPTIONS AT 12/31/97(1)
                              -------------------------    ----------------------------
NAME                          EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------  -------------   -----------   -------------
John W. Paulson                 72,727         64,773         $  0           $  0
Ronald B. Raup                  53,334         96,666         $  0           $  0
Joan K. Berg                    19,625         30,375         $  0           $  0
Mark E. Dunn                    43,875         31,125         $  0           $  0

-----------------
(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 31, 1997 on the Nasdaq SmallCap Market was $1.00.

REPORT ON REPRICING OF OPTIONS

     During fiscal 1997 the Compensation Committee, in order to preserve an economic incentive for continued commitment to the Company's success, authorized the repricing of all options then held by employees and directors (other than options granted to directors pursuant to the automatic grant provisions of the Company's 1992 Stock Option Plan) having an exercise price in excess of current market value. The following options held by named executive officers of the Company were amended to provide a new exercise price of $1.375 per share, which was not less than the fair market value of the Company's Common Stock on such date: John W. Paulson--option for 62,500 shares at $2.00 and option for 75,000 shares at $3.156; Ronald B. Raup--option for 50,000 shares at $6.00 and option for 50,000 shares at $3.156; Mark E. Dunn--option for 25,000 shares at $1.60, option for 12,500 shares at $2.00 and option for 22,500 shares at $3.156; and Joan K. Berg--option for 27,500 shares at $2.40 and option for 7,500 shares at $3.156. All other terms of the existing options remained the same, except that the vesting provisions of Mr. Paulson's options were amended to conform to the annual vesting limit required by Section 422 of the Internal Revenue Code.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements applicable to Insiders were complied with except that three stock purchase warrants were inadvertently omitted from Benson K. Whitney's Form 3.

                         INDEPENDENT PUBLIC ACCOUNTANT

     Arthur Andersen LLP acted as the Company's independent public accountant for fiscal 1997. Representatives of Arthur Andersen LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                               OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                            SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 annual meeting of shareholders must be received by the Company by November 21, 1998, to be includable in the Company's proxy statement and related proxy for the 1999 annual meeting.

                        ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF

SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MS. JOAN K. BERG, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              John W. Paulson
                              CHIEF EXECUTIVE OFFICER

Dated:  March 23, 1998
        Eden Prairie, Minnesota

                          CODA MUSIC TECHNOLOGY, INC.
       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 1998

      The undersigned hereby appoints JOHN W. PAULSON and RONALD B. RAUP, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Coda Music Technology, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on April 29, 1998, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

      The Board of Directors recommends that you vote FOR each proposal below.

 1.  Set the number of directors at seven (7):   // FOR   // AGAINST  // ABSTAIN

 2. Elect directors: [Nominees: John W. Paulson, Ronald B. Raup, David A. Henderson, Gordon F. Stofer, Larry A. Pape, Karl T. Bruhn and Benson K. Whitney]

     //   FOR all nominees listed above //   WITHHOLD AUTHORITY to vote for
          (except those whose names have     all nominees listed above
          been written in below)

    To withhold authority to vote for any individual nominee write that nominee's name on the line below

    ----------------------------------------------------------------------------

 3. OTHER MATTERS. In their discretion, the Proxies are...// AUTHORIZED // NOT AUTHORIZED...to vote upon such other business as may properly come before the Meeting.

                             (PLEASE SIGN REVERSE SIDE)

                             CODA MUSIC TECHNOLOGY, INC.
                                   ANNUAL MEETING
                             Marriott City Center Hotel
                               30 South Seventh Street
                                   Minneapolis, MN
                                   APRIL 29, 1998
                            3:30 P.M. (MINNEAPOLIS TIME)

                                       [LOGO]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                                           Date: _________________________, 1998
                                           _____________________________________
                                           _____________________________________

                                           PLEASE DATE AND SIGN ABOVE exactly as
                                           name appears at the left, indicating,
                                           where appropriate, official position
                                           or representative capacity. For stock
                                           held in joint tenancy, each joint
                                           owner should sign.